UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 1, 2021

TEXAS CAPITAL BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34657	75-2679109
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2000 McKinney Avenue, Suite 700, Dallas, Texas, U.S.A.
(Address of principal executive offices)
75201
(Zip Code)
Registrant's telephone number, including area code: (214) 932-6600
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TCBI	Nasdaq Stock Market
5.75% Non-Cumulative Perpetual Preferred Stock Series B, par value $0.01 per share	TCBIO	Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.    Regulation FD Disclosure.
As previously announced, Texas Capital Bancshares, Inc. (the “Company”), the parent company of Texas Capital Bank (the “Bank”), will host a conference call and webcast at 4:30 p.m. EDT on Wednesday, September 1, 2021, at which members of executive management will discuss the Bank’s go-forward strategy (the “Strategic Update”). A copy of the press release announcing the Strategic Update is attached hereto as Exhibit 99.1 and a copy of the slides which will be presented during the conference call about the Strategic Update is attached hereto as Exhibit 99.2. Both exhibits are incorporated herein by reference.
Participants may pre-register for the call by visiting https://dpregister.com/sreg/10158442/eadac47ac0 and will receive a unique PIN number to be used when dialing in for the call for immediate access. Alternatively, participants may call 866.777.2509 at least fifteen minutes prior to the call to join through an operator. International callers should dial 412.317.5413. A live webcast of the call, along with the corresponding presentation slides, can also be accessed on the Company's website at http://investors.texascapitalbank.com.
An audio replay will be available one hour after the conclusion of the call. To access the replay, dial 877.344.7529 and use conference number 10158442. International callers should dial 412.317.0088 and enter the same conference number. A recording of the webcast will also be available on the Company’s website after the conclusion of the call. The audio replay as well as the webcast will be available until January 19, 2022.
The information in Item 7.01 of this report (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.
Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits
99.1    Press Release, dated September 1, 2021 announcing the Company's Strategic Update

99.2    Presentation Slides, dated September 1, 2021, discussing the Company's Strategic Update

104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 1, 2021	TEXAS CAPITAL BANCSHARES, INC.
		By:	/s/ Julie L. Anderson
Julie L. Anderson Chief Financial Officer